Exhibit 10.30.1

AMENDMENT NO. 1 TO

AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO the AMENDED AND RESTATTED RECEIVABLES LOAN AGREEMENT (this “Amendment”), dated as of June 4, 2012, is by and among GREEN TREE ADVANCE RECEIVABLES II LLC, a Delaware limited liability company (the “Borrower”), GREEN TREE SERVICING LLC, a Delaware limited liability company, as administrator (in such capacity, the “Administrator”), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY TO THE RECEIVABLES LOAN Agreement, as Lenders (each, a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as Calculation Agent, Verification Agent, Account Bank and Securities Intermediary (in such capacity,“WFB”) and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), as agent for the Lenders (in such capacity, together with any successor thereto in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Receivables Loan Agreement (defined below).

WHEREAS, the Borrower, the Administrator, WFB, and WFCF, as Agent and Lender (collectively the “Parties”), are parties to that certain Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012 (the “Receivables Loan Agreement”):

WHEREAS, the Parties desire to amend the Receivables Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Receivables Loan Agreement. Effective as of the date hereof and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Loan Agreement is hereby amended as follows:

1.1 The existing SCHEDULE IV List of Designated Servicing Agreements is hereby deleted in its entirety and replaced with the SCHEDULE IV List of Designated Servicing Agreements attached hereto.

1.2 The existing SCHEDULE V List of Securitization Trusts with Calendar Month Collection Periods is deleted in its entirety and replaced with the SCHEDULE V List of Securitization Trusts with Calendar Month Collection Periods attached hereto.

1.3 The existing SCHEDULE IX List of Securitization Trusts from which Conditional Pool Protective Advances will be made is deleted in its entirety and replaced with the SCHEDULE IX List of Securitization Trusts from which Conditional Pool Protective Advances will be made attached hereto.

1.4 The existing SCHEDULE XI Transferred Receivables classified as “collect and remit” is deleted in its entirety and replaced with the SCHEDULE XI Transferred Receivables classified as “collect and remit” attached hereto.

Section 2. Conditions Precedent. This amendment shall become effective and deemed effective upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

Section 3. Reference to and Effect on the Receivables Loan Agreement. From and after the effective date hereof, each reference in the Receivables Loan Agreement to “this Agreement”, “hereunder”, “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

Section 4. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

Section 5. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[signatures appear on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.

GREEN TREE ADVANCE RECEIVABLES II LLC,
As Borrower

By:	/s/ Cheryl A. Collins
Name:	Cheryl A. Collins
Title:	Senior Vice President and Treasurer

GREEN TREE SERVICING LLC,
As Administrator

By:	/s/ Cheryl A. Collins
Name:	Cheryl A. Collins
Title:	Senior Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Verification Agent, Account Bank and Securities Intermediary

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender

By:
Name:
Title:

Signature page to Amendment No. 1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.

GREEN TREE ADVANCE RECEIVABLES II LLC,
As Borrower

By:
Name:
Title:

GREEN TREE SERVICING LLC,
As Administrator

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Verification Agent, Account Bank and Securities Intermediary

By:	/s/ Mark DeFabio
Name:	Mark DeFabio
Title:	VP

WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender

By:
Name:
Title:

Signature page to Amendment No. 1

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date hereof.

GREEN TREE ADVANCE RECEIVABLES II LLC,
As Borrower

By:
Name:
Title:

GREEN TREE SERVICING LLC,
As Administrator

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As Calculation Agent, Verification Agent, Account Bank and Securities Intermediary

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC,
As Agent and as Lender

By:	/s/ Jason Farr
Name:	Jason Farr
Title:	AVP

Signature page to Amendment No. 1

SCHEDULE IV

LIST OF DESIGNATED SERVICING AGREEMENTS

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree 2008 HE-1

Green Tree 2008 MH-1

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 199B-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MHI, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

Mid-State Capital Corporation 2004-1 Trust

Mid-State Capital Corporation 2005-1 Trust

Mid-State Capital Corporation 2006-1 Trust

Mid-State Trust VI

Mid-State Trust VII

Mid-State Trust VIII

Mid-State Trust XI

SCHEDULE V

LIST OF SECURITIZATION TRUSTS WITH CALENDAR MONTH COLLECTION PERIODS

BankAmerica Manufactured Housing Contract Trust E! Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree 2008 HE-1

Green Tree 2008 MH-l

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MH1, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

Mid-State Capital Corporation 2004-1 Trust

Mid-State Capital Corporation 2005-1 Trust

Mid-State Capital Corporation 2006-1 Trust

Mid-State Trust VI

Mid-State Trust VII

Mid-State Trust VIII

Mid-State Trust XI

SCHEDULE IX

LIST OF SECURITIZATION TRUSTS FROM WHICH

CONDITIONAL POOL PROTECTIVE ADVANCES WILL BE MADE

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Green Tree 2008 HE-1

Green Tree 2008 MH-1

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1992-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1993-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1994-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1995-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-10

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1996-9

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1997-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-7

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1998-8

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 1999-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-2

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-5

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2000-6

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-3

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2001-4

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust 2002-2

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2001-A

Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates 2002-A

Origen Manufactured Housing Contract Trust 2004-A

Origen Manufactured Housing Contract Trust 2004-B

Origen Manufactured Housing Contract Trust 2005-A

Origen Manufactured Housing Contract Trust 2005-B

Origen Manufactured Housing Contract Trust 2006-A

Origen Manufactured Housing Contract Trust 2007-A

Origen Manufactured Housing Contract Trust 2007-B

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

Newcastle Investment Trust 2010-MH1, Asset-Backed Notes, Series 2010-MH1

Newcastle Investment Trust 2011-MH1, Asset-Backed Notes, Series 2011-MH1

Mid-State Capital Trust 2010-1

WIMC Capital Trust 2011-1

Mid-State Capital Corporation 2004-1 Trust

Mid-State Capital Corporation 2005-1 Trust

Mid-State Capital Corporation 2006-1 Trust

Mid-State Trust VI

Mid-State Trust VII

Mid-State Trust VIII

Mid-State Trust XI

SCHEDULE XI

TRANSFERRED RECEIVABLES CLASSIFIED AS “COLLECT AND REMIT”

BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates Series 1997-1

BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates Series 1997-2

BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates Series 1998-1

BankAmerica Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates Series 1996-1

BankAmerica Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates Series 1998-2

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1998-C

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 1999-B

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2000-A

Bombardier Capital Mortgage Securitization Corporation, Senior/Subordinated Pass-Through Certificates, Series 2001-A

Conseco Finance Home Equity Loan Trust 2001-C

Conseco Finance Home Equity Loan Trust 2001-D

Conseco Finance Home Equity Loan Trust 2002-A

Conseco Finance Home Equity Loan Trust 2002-B

Conseco Finance Home Equity Loan Trust 2002-C

Conseco Finance Home Loan Trust 1999-G

Green Tree Mortgage Loan Trust 2005-HE1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1998-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 1999-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-2

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-3

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-4

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-5

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-6

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2000-7

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-1

Greenpoint Credit Manufactured Housing Contract Trust Pass-Through Certificate Trust Series 2001-2

Home Improvement and Home Equity Loan Trust 1996-C

Home Improvement and Home Equity Loan Trust 1996-D

Home Improvement and Home Equity Loan Trust 1996-F

Home Improvement and Home Equity Loan Trust 1997-B

Home Improvement and Home Equity Loan Trust 1997-C

Home Improvement and Home Equity Loan Trust 1997-D

Home Improvement and Home Equity Loan Trust 1997-E

Home Improvement and Home Equity Loan Trust 1998-B

Home Improvement and Home Equity Loan Trust 1998-C

Lake Country Mortgage Loan Trust 2005-HE1

Lake Country Mortgage Loan Trust 2006-HE1

Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-BA1

Merit Series 11 Collateralized Mortgage Bonds

Merit Series 12-1 Collateralized Mortgage Bonds

Merit Series 13 Collateralized Mortgage Bonds

Mid-State Capital Trust 2010-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1996-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-3

UCFC Manufactured Housing Contract Pass Through Certificates Series 1997-4

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-1

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-2

UCFC Manufactured Housing Contract Pass Through Certificates Series 1998-3

WIMC Capital Trust 2011-1

Mid-State Capital Corporation 2004-1 Trust

Mid-State Capital Corporation 2005-1 Trust

Mid-State Capital Corporation 2006-1 Trust

Mid-State Trust VI

Mid-State Trust VII

Mid-State Trust VIII

Mid-State Trust XI